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EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, John Park, certify that the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, fully complies with the requirements in
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of Migami, Inc. for the periods being presented.


May 18, 2007                                   /s/ John Park
                                               ---------------------------------
                                               Name:  John Park
                                               Chief Executive Officer, and
                                               Chief Financial Officer